UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 31, 2006
Cord Blood America, Inc.
(Exact name of registrant as specified in its charter)
Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9000 W. Sunset Boulevard - Suite 400 - West Hollywood, CA 90069
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  310-432-4090

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On December 31, 2006, Gayl Rogers-Chrysler resigned from Cord Blood America Inc.’s Board of Directors.

Ms. Rogers-Chrysler will remain on Cord Blood America Inc.’s Medical Advisory Board.

On December 31, 2006 Stephen Weir resigned from Cord Blood America Inc.’s Board of Directors. Mr. Weir will continue to work as a consultant to the Company through Gecko Media, Inc.

Exhibits
None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2007	By:	/s/ Matthew L. Schissler
Matthew L. Schissler Chief Executive Officer